Exhibit 99.1

Schedule I
SILICON GRAPHICS, INC.
CASE NO. 09-11701
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Co. 30
Cash April 1, 2009	$26,994,973
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre - petition	2,840,860
Post - petition	-
Total operating receipts	$2,840,860
Non-operating receipts
Transfers from other debtor in possession account	9,026,179
Total receipts	$11,867,039
Operating disbursements
Accounts payable	(7,479,242)
Payroll	(5,227,873)
Total disbursements (1)	$(12,707,115)
Net cash flow	(840,076)
Cash - April 24, 2009	$26,154,897

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON STUDIO, INC.
CASE NO. 09-11706
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS WORLD TRADE CORPORATION
CASE NO. 09-11705
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

WTI DEVELOPMENT, INC
CASE NO. 09-11714
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY ASIA PACIFIC, INC.
CASE NO. 09-11712
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY FINANCIAL CORPORATION
CASE NO. 09-11711
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH AMERICA LATINA LTD
CASE NO. 09-11707
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH EASTERN EUROPE LTD
CASE NO. 09-11708
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH INDIA LTD
CASE NO. 09-11709
|SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH INTERNATIONAL INC.
CASE NO. 09-11710
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

CRAY RESEARCH, LLC
CASE NO. 09-11703
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

PARAGRAPH INTERNATIONAL
CASE NO. 09-11713
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS of MANHATTAN, INC.
CASE NO. 09-11700
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS REAL ESTATE, INC.
CASE NO. 09-11704
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	-
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	-
Post – petition	-
Total operating receipts	-
Non-operating receipts
Transfers from other debtor in possession account	-
Total receipts	-
Operating disbursements
Accounts payable	-
Payroll	-
Total disbursements (1)	-
Net cash flow	-
Cash - April 24, 2009	$-

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS FEDERAL, INC.
CASE NO. 09-11702
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTOR
(Unaudited) (In dollars)
For the period from April 1, 2009 to April 24, 2009

Cash April 1, 2009	$3,123,446
Receipts from operations
Cash Sales	-
Collections of accounts receivable
Pre – petition	8,514,451
Post – petition	-
Total operating receipts	$8,514,451
Non-operating receipts
Transfers from other debtor in possession account	(9,026,179)
Total receipts	$(511,728)
Operating disbursements
Accounts payable	(679,316)
Payroll	(2,094,802)
Total disbursements (1)	$(2,774,118)
Net cash flow	(3,285,846)
Cash - April 24, 2009	$(162,400)

(1) No disbursements were transferred to other debtor in possession accounts or made from an outside source.

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	9-Apr-09	Anderson, Dave	63.96
US OU FED	9-Apr-09	Anderson, Dave	42.99
		Anderson, Dave Total	106.95
US OU FED	9-Apr-09	Angleton, Jennifer	50.85
US OU FED	9-Apr-09	Angleton, Jennifer	208.69
US OU FED	9-Apr-09	Angleton, Jennifer	180.00
US OU FED	9-Apr-09	Angleton, Jennifer	41.30
		Angleton, Jennifer Total	480.84
US OU FED	9-Apr-09	Bagby, Ron	67.76
US OU FED	9-Apr-09	Bagby, Ron	39.99
US OU FED	9-Apr-09	Bagby, Ron	118.72
		Bagby, Ron Total	226.47
US OU FED	9-Apr-09	Beagan, Brian	82.50
US OU FED	9-Apr-09	Beagan, Brian	224.68
US OU FED	9-Apr-09	Beagan, Brian	209.99
US OU FED	9-Apr-09	Beagan, Brian	315.33
US OU FED	9-Apr-09	Beagan, Brian	75.94
		Beagan, Brian Total	908.44
US OU FED	9-Apr-09	Beck, Anne	202.40
US OU FED	9-Apr-09	Beck, Anne	242.00
US OU FED	9-Apr-09	Beck, Anne	202.40
US OU FED	9-Apr-09	Beck, Anne	246.40
US OU FED	9-Apr-09	Beck, Anne	13.50
US OU FED	9-Apr-09	Beck, Anne	85.55
US OU FED	9-Apr-09	Beck, Anne	34.48
US OU FED	9-Apr-09	Beck, Anne	76.41
US OU FED	9-Apr-09	Beck, Anne	30.77
US OU FED	9-Apr-09	Beck, Anne	142.81
		Beck, Anne Total	1,276.72
US OU FED	9-Apr-09	Bergeron, Remi	27.55
US OU FED	9-Apr-09	Bergeron, Remi	17.40
US OU FED	9-Apr-09	Bergeron, Remi	699.60
US OU FED	9-Apr-09	Bergeron, Remi	43.64
		Bergeron, Remi Total	788.19
US OU FED	9-Apr-09	Blackledge, Bobby	55.55
US OU FED	9-Apr-09	Blackledge, Bobby	640.20
US OU FED	9-Apr-09	Blackledge, Bobby	32.32
US OU FED	9-Apr-09	Blackledge, Bobby	4.90
US OU FED	9-Apr-09	Blackledge, Bobby	6.00
		Blackledge, Bobby Total	738.97
US OU FED	9-Apr-09	Brinker, Jim	1,217.80
US OU FED	9-Apr-09	Brinker, Jim	48.40
US OU FED	9-Apr-09	Brinker, Jim	102.23
US OU FED	9-Apr-09	Brinker, Jim	179.67
US OU FED	9-Apr-09	Brinker, Jim	175.00

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	9-Apr-09	Brinker, Jim	143.71
US OU FED	9-Apr-09	Brinker, Jim	438.00
US OU FED	9-Apr-09	Brinker, Jim	37.95
US OU FED	9-Apr-09	Brinker, Jim	72.97
		Brinker, Jim Total (1)	2,415.73
US OU FED	9-Apr-09	Broderick, John C	15.40
US OU FED	9-Apr-09	Broderick, John C	17.60
US OU FED	9-Apr-09	Broderick, John C	5.00
US OU FED	9-Apr-09	Broderick, John C	21.64
		Broderick, John C Total	59.64
US OU FED	9-Apr-09	Brown, Bob	34.99
US OU FED	9-Apr-09	Brown, Bob	96.24
US OU FED	9-Apr-09	Brown, Bob	19.76
US OU FED	9-Apr-09	Brown, Bob	1,0947.50
US OU FED	9-Apr-09	Brown, Bob	231.55
US OU FED	9-Apr-09	Brown, Bob	47.38
US OU FED	9-Apr-09	Brown, Bob	99.00
US OU FED	9-Apr-09	Brown, Bob	60.68
US OU FED	9-Apr-09	Brown, Bob	5.08
US OU FED	9-Apr-09	Brown, Bob	38.32
		Brown, Bob Total	1,727.50
US OU FED	9-Apr-09	Cahill, Joe	40.00
US OU FED	9-Apr-09	Cahill, Joe	852.50
US OU FED	9-Apr-09	Cahill, Joe	105.30
		Cahill, Joe Total	997.80
US OU FED	9-Apr-09	Carey, Kevin	30.48
US OU FED	9-Apr-09	Carey, Kevin	67.20
US OU FED	9-Apr-09	Carey, Kevin	1,140.70
US OU FED	9-Apr-09	Carey, Kevin	106.35
US OU FED	9-Apr-09	Carey, Kevin	14.51
		Carey, Kevin Total	1,359.24
US OU FED	9-Apr-09	Cherrie, Jeffrey	12.96
US OU FED	9-Apr-09	Cherrie, Jeffrey	107.30
US OU FED	9-Apr-09	Cherrie, Jeffrey	46.13
US OU FED	9-Apr-09	Cherrie, Jeffrey	46.13
US OU FED	9-Apr-09	Cherrie, Jeffrey	120.54
US OU FED	9-Apr-09	Cherrie, Jeffrey	78.41
		Cherrie, Jeffrey Total	411.47
US OU FED	9-Apr-09	Cholister, Glenn	105.00
US OU FED	9-Apr-09	Cholister, Glenn	30.70
US OU FED	9-Apr-09	Cholister, Glenn	363.00
US OU FED	9-Apr-09	Cholister, Glenn	105.00
		Cholister, Glenn Total	603.70
US OU FED	9-Apr-09	Davis, Gregory A.	82.79
US OU FED	9-Apr-09	Davis, Gregory A.	39.95
		Davis, Gregory A. Total	122.74
US OU FED	9-Apr-09	Depfer, Jeffrey	42.95

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	9-Apr-09	Depfer, Jeffrey	761.20
US OU FED	9-Apr-09	Depfer, Jeffrey	114.65
		Depfer, Jeffrey Total	918.80
US OU FED	9-Apr-09	Dery, Gerald	49.95
US OU FED	9-Apr-09	Dery, Gerald	1,045.00
		Dery, Gerald Total	1,094.95
US OU FED	9-Apr-09	Dodd, Gena	156.20
US OU FED	9-Apr-09	Dodd, Gena	123.20
US OU FED	9-Apr-09	Dodd, Gena	52.48
US OU FED	9-Apr-09	Dodd, Gena	51.67
US OU FED	9-Apr-09	Dodd, Gena	29.99
		Dodd, Gena Total	413.54
US OU FED	9-Apr-09	Elliot, Van	44.95
US OU FED	9-Apr-09	Elliott, Van	31.68
US OU FED	9-Apr-09	Elliott, Van	36.99
US DU FED	9-Apr-09	Elliott, Van	251.55
US OU FED	9-Apr-09	Elliott, Van	443.30
US OU FED	9-Apr-09	Elliott, Van	242.00
US OU FED	9-Apr-09	Elliott, Van	72.39
US OU FED	9-Apr-09	Elliott, Van	72.25
US OU FED	9-Apr-09	Elliott, Van	72.06
US OU FED	9-Apr-09	Elliott, Van	79.14
US OU FED	9-Apr-09	Elliott, Van	79.14
US OU FED	9-Apr-09	Elliott, Van	78.93
		Elliott, Van Total	1,504.38
US OU FED	9-Apr-09	Elsasser, Bob	35.00
US OU FED	9-Apr-09	Elsasser, Bob	61.70
US OU FED	9-Apr-09	Elsasser, Bob	339.90
US OU FED	9-Apr-09	Elsasser, Bob	27.49
US OU FED	9-Apr-09	Elsasser, Bob	42.93
US OU FED	9-Apr-09	Elsasser, Bob	51.09
US OU FED	9-Apr-09	Elsasser, Bob	377.98
		Elsasser, Bob Total	936.09
US OU FED	9-Apr-09	Emery, Scott	42.63
US OU FED	9-Apr-09	Emery, Scott	435.50
US OU FED	9-Apr-09	Emery, Scott	4.32
US OU FED	9-Apr-09	Emery. Scott	579.41
		Emery, Scott Total	1,061.86
US OU FFD	9-Apr-09	Ferber, Kelly	57.41
		Ferber, Kelly Total	57.41
US OU FED	9-Apr-09	Fernandez, Mark	252.90
US OU FED	9-Apr-09	Fernandez, Mark	4.40
US OU FED	9-Apr-09	Fernandez, Mark	406.80
US OU FED	9-Apr-09	Fernandez, Mark	14.00
US OU FED	9-Apr-09	Fernandez, Mark	239.88
US OU FED	9-Apr-09	Fernandez, Mark	40.00
		Fernandez, Mark Total	957.98

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	9-Apr-09	Foster, Gordon	8.53
US OU FED	9-Apr-09	Foster, Gordon	28.60
US OU FED	9-Apr-09	Foster, Gordon	28.60
US OU FED	9-Apr-09	Foster, Gordon	28.60
US OU FED	9-Apr-09	Foster, Gordon	263.20
US OU FED	9-Apr-09	Foster, Gordon	263.20
US OU FED	9-Apr-09	Foster, Gordon	437.20
US OU FED	9-Apr-09	Foster, Gordon	128.66
US OU FED	9-Apr-09	Foster, Gordon	15.00
US OU FED	9-Apr-09	Foster, Gordon	15.00
US OU FED	9-Apr-09	Foster, Gordon	15.00
US OU FED	9-Apr-09	Foster, Gordon	25.88
US OU FED	9-Apr-09	Foster, Gordon	28.60
US OU FED	9-Apr-09	Foster, Gordon	437.20
US OU FED	9-Apr-09	Foster, Gordon	30.00
US OU FED	9-Apr-09	Foster, Gordon	110.94
US OU FED	9-Apr-09	Foster, Gordon	47.29
US OU FED	9-Apr-09	Foster, Gordon	146.98
		Foster, Gordon Total	2,058.48
US OU FED	9-Apr-09	Fung, Jennifer	189.00
US OU FED	9-Apr-09	Fung, Jennifer	13.20
US OU FED	9-Apr-09	Fung. Jennifer	72.60
US OU FED	9-Apr-09	Fung. Jennifer	112.20
		Fung, Jennifer Total	387.00
US OU FED	9-Apr-09	Garcia, Richard Ceasar	202.30
US OU FED	9-Apr-09	Garcia, Richard Ceasar	39.20
US OU FED	9-Apr-09	Garcia, Richard Ceasar	14.06
		Garcia, Richard Ceasar Total	255.56
US OU FED	9-Apr-09	Gam. Paul Alexander	131.97
US OU FED	9-Apr-09	Gam. Paul Alexander	375.00
		Gam, Paul Alexander Total	506.97
US OU FED	9-Apr-09	Germain, Julie	84.70
US OU FED	9-Apr-09	Germain, Julie	9.50
US OU FED	9-Apr-09	Germain, Julie	10.00
US OU FED	9-Apr-09	Germain, Julie	50.22
US OU FED	9-Apr-09	Germain, Julie	8.50
		Germain, Julie Total	162.92
US OU FED	9-Apr-09	Gessert, Gus	137.85
		Gessert, Gus Total	137.85
US OU FED	9-Apr-09	Greene, Clinton	218.40
US OU FED	9-Apr-09	Greene, Clinton	224.79
US OU FED	9-Apr-09	Greene, Clinton	524.70
US OU FED	9-Apr-09	Greene, Clinton	38.50
US OU FED	9-Apr-09	Greene. Clinton	51.34
		Greene, Clinton Total	1,057.73
US OU FED	9-Apr-09	Grover, Jay	41.85
US OU FED	9-Apr-09	Grover, Jay	41.85

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	9-Apr-09	Grover, Jay	242.00
US OU FED	9-Apr-09	Grover, Jay	356.40
US OU FED	9-Apr-09	Grover, Jay	41.84
US OU FED	9-Apr-09	Grover, Jay	41.84
US OU FED	9-Apr-09	Grover, Jay	97.76
US OU FED	9-Apr-09	Grover, Jay	95.62
		Grover, Jay Total	959.16
US OU FED	9-Apr-09	Hall, Charles	38.00
US OU FED	9-Apr-09	Hall, Charles	11.00
US OU FED	9-Apr-09	Hall, Charles	233.20
US OU FED	9-Apr-09	Hall, Charles	162.37
US OU FED	9-Apr-09	Hall, Charles	43.51
US OU FED	9-Apr-09	Hall, Charles	4.65
US OU FED	9-Apr-09	Hall, Charles	408.40
US OU FED	9-Apr-09	Hall, Charles	112.44
		Hall, Charles Total	1,013.57
US OU FED	9-Apr-09	Hankins, Christopher	484.00
US OU FED	9-Apr-09	Hankins, Christopher	396.00
US OU FED	9-Apr-09	Hankins, Christopher	66.10
US OU FED	9-Apr-09	Hankins, Christopher	66.10
US OU FED	9-Apr-09	Hankins, Christopher	190.61
		Hankins, Christopher Total	1,202.81
US OU FED	9-Apr-09	Harrison, Scott	9.15
US OU FED	9-Apr-09	Harrison, Scott	12.24
US OU FED	9-Apr-09	Harrison, Scott	47.57
US OU FED	9-Apr-09	Harrison, Scott	63.63
		Harrison, Scott Total	132.59
US OU FED	9-Apr-09	Heady, Karl	42.00
US OU FED	9-Apr-09	Heady, Karl	359.34
US OU FED	9-Apr-09	Heady, Karl	94.83
US OU FED	9-Apr-09	Heady, Karl	76.75
US OU FED	9-Apr-09	Heady, Karl	29.90
US OU FED	9-Apr-09	Heady, Karl	189.25
US OU FED	9-Apr-09	Heady, Karl	175.00
US OU FED	9-Apr-09	Heady, Karl	206.17
		Heady, Karl Total	1,173.24
US OU FED	9-Apr-09	Johnson, Kenneth	42.95
US OU FED	9-Apr-09	Johnson, Kenneth	253.55
US OU FED	9-Apr-09	Johnson, Kenneth	543.40
US OU FED	9-Apr-09	Johnson, Kenneth	58.29
US OU FED	9-Apr-09	Johnson, Kenneth	87.43
US OU FED	9-Apr-09	Johnson, Kenneth	678.20
US OU FED	9-Apr-09	Johnson, Kenneth	85.17
US OU FED	9-Apr-09	Johnson, Kenneth	97.01
		Johnson, Kenneth Total	1,846.00
US OU FED	9-Apr-09	Kamischke, Kent	335.50
US OU FED	9-Apr-09	Kamischke, Kent	23.80

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	9-Apr-09	Kamischke, Kent	60.84
US OU FED	9-Apr-09	Kamischke, Kent	38.42
		Kamischke, Kent Total	458.56
US OU FED	9-Apr-09	Kelly, Shirley	93.99
US OU FED	9-Apr-09	Kelly, Shirley	42.95
		Kelly, Shirley Total	136.94
US OU FED	9-Apr-09	Kershner, Chan	116.38
US OU FED	9-Apr-09	Kershner, Chan	138.42
		Kershner, Chan Total	254.80
US OU FED	9-Apr-09	Kirkpatrick, Barry	31.24
US OU FED	9-Apr-09	Kirkpatrick, Barry	12.75
US OU FED	9-Apr-09	Kirkpatrick, Barry	57.50
US OU FED	9-Apr-09	Kirkpatrick, Barry	682.00
US OU FED	9-Apr-09	Kirkpatrick, Barry	17.82
US OU FED	9-Apr-09	Kirkpatrick, Barry	7.19
US OU FED	9-Apr-09	Kirkpatrick, Barry	138.59
US OU FED	9-Apr-09	Kirkpatrick, Barry	63.46
		Kirkpatrick, Barry Total	1,010.55
US OU FED	9-Apr-09	Kirley, Kimberley	271.20
US OU FED	9-Apr-09	Kirley, Kimberley	135.61
US OU FED	9-Apr-09	Kirley, Kimberley	1.00
US OU FED	9-Apr-09	Kirley, Kimberley	60.00
US OU FED	9-Apr-09	Kirley, Kimberley	10.00
US OU FED	9-Apr-09	Kirley, Kimberley	60.00
US OU FED	9-Apr-09	Kirley, Kimberley	152.21
US OU FED	9-Apr-09	Kirley, Kimberley	47.18
US OU FED	9-Apr-09	Kirley, Kimberley	13.00
US OU FED	9-Apr-09	Kirley, Kimberley	194.95
US OU FED	9-Apr-09	Kirley, Kimberley	111.78
US OU FED	9-Apr-09	Kirley, Kimberley	85.60
US OU FED	9-Apr-09	Kirley, Kimberley	151.51
US OU FED	9-Apr-09	Kirley, Kimberley	143.46
US OU FED	9-Apr-09	Kirley, Kimberley	65.24
US OU FED	9-Apr-09	Kirley, Kimberley	14.16
US OU FED	9-Apr-09	Kirley, Kimberley	113.95
US OU FED	9-Apr-09	Kirley, Kimberley	76.58
US OU FED	9-Apr-09	Kirley, Kimberley	40.48
US OU FED	9-Apr-09	Kirley, Kimberley	41.86
US OU FED	9-Apr-09	Kirley, Kimberley	141.50
US OU FED	9-Apr-09	Kirley, Kimberley	109.95
US OU FED	9-Apr-09	Kirley, Kimberley	150.16
US OU FED	9-Apr-09	Kirley, Kimberley	137.63
US OU FED	9-Apr-09	Kirley, Kimberley	2.99
US OU FED	9-Apr-09	Kirley, Kimberley	8.10
US OU FED	9-Apr-09	Kirley, Kimberley	175.00
US OU FED	9-Apr-09	Kirley, Kimberley	175.00
US OU FED	9-Apr-09	Kirley, Kimberley	175.00

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
		Kirley, Kimberley Total	2,865.10
US OU FED	9-Apr-09	Kloes, Bryan	125.40
		Kloes, Bryan Total	125.40
US OU FED	9-Apr-09	Kot, Richard	30.99
US OU FED	9-Apr-09	Kot, Richard	174.94
US OU FED	9-Apr-09	Kot, Richard	434.50
US OU FED	9-Apr-09	Kot, Richard	215.60
US OU FED	9-Apr-09	Kot, Richard	40.15
US OU FED	9-Apr-09	Kot, Richard	87.28
US OU FED	9-Apr-09	Kot, Richard	178.71
US OU FED	9-Apr-09	Kot, Richard	8.99
		Kot, Richard Total	1,171.16
US OU FED	9-Apr-09	Leidel, John D	38.50
US OU FED	9-Apr-09	Leidel, John D	277.70
US OU FED	9-Apr-09	Leidel, John D	36.00
US OU FED	9-Apr-09	Leidel, John D	280.61
US OU FED	9-Apr-09	Leidel, John D	9.95
		Leidel, John D Total	642.76
US OU FED	9-Apr-09	McKnight III, Matt	48.77
US OU FED	9-Apr-09	McKnight III, Matt	773.85
US OU FED	9-Apr-09	McKnight III, Matt	45.00
		McKnight III, Matt Total	867.62
US OU FED	9-Apr-09	Miranda, Javier	34.86
US OU FED	9-Apr-09	Miranda, Javier	791.45
US OU FED	9-Apr-09	Miranda, Javier	34.87
		Miranda, Javier Total	861.18
US OU FED	9-Apr-09	Moline, Mike	25.00
US OU FED	9-Apr-09	Moline, Mike	5.00
US OU FED	9-Apr-09	Moline, Mike	82.50
US OU FED	9-Apr-09	Moline, Mike	68.75
US OU FED	9-Apr-09	Moline, Mike	121.34
US OU FED	9-Apr-09	Moline, Mike	115.73
		Moline, Mike Total	418.32
US OU FED	9-Apr-09	Negovan, Mark	18.00
US OU FED	9-Apr-09	Negovan, Mark	11.00
US OU FED	9-Apr-09	Negovan, Mark	186.83
US OU FED	9-Apr-09	Negovan, Mark	515.85
US OU FED	9-Apr-09	Negovan, Mark	331.48
		Negovan, Mark Total	1,063.16
US OU FED	9-Apr-09	Randolph, Kent	231.20
US OU FED	9-Apr-09	Randolph, Kent	33.00
US OU FED	9-Apr-09	Randolph, Kent	633.84
		Randolph, Kent Total (1)	898.04
US OU FED	9-Apr-09	Reed, Tom	1,052.50
US OU FED	9-Apr-09	Reed, Tom	497.50
US OU FED	9-Apr-09	Reed, Tom	497.70
US OU FED	9-Apr-09	Reed, Tom	375.70

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	9-Apr-09	Reed, Tom	497.70
US OU FED	9-Apr-09	Reed, Torn	232.70
US OU FED	9-Apr-09	Reed, Tom	497.70
US OU FED	9-Apr-09	Reed, Tom	6,574.07
US OU FED	9-Apr-09	Reed, Tom	23.94
US OU FED	9-Apr-09	Reed, Tom	189.29
US OU FED	9-Apr-09	Reed, Tom	172.59
US OU FED	9-Apr-09	Reed, Tom	144.37
US OU FED	9-Apr-09	Reed, Tom	188.91
US OU FED	9-Apr-09	Reed, Torn	270.27
US OU FED	9-Apr-09	Reed, Tom	162.45
US OU FED	9-Apr-09	Reed, Tom	70.00
US OU FED	9-Apr-09	Reed, Tom	60.00
US OU FED	9-Apr-09	Reed, Torn	30.00
US OU FED	9-Apr-09	Reed, Tom	60.00
US OU FED	9-Apr-09	Reed, Tom	60.00
US OU FED	9-Apr-09	Reed, Torn	45.00
US OU FED	9-Apr-09	Reed, Tom	142.50
US OU FED	9-Apr-09	Reed, Tom	32.76
US OU FED	9-Apr-09	Reed, Tom	61.60
US OU FED	9-Apr-09	Reed, Tom	30.80
US OU FED	9-Apr-09	Reed, Tom	30.80
US OU FED	9-Apr-09	Reed, Tom	30.80
US OU FED	9-Apr-09	Reed, Tom	30.80
US OU FED	9-Apr-09	Reed, Tom	30.80
US OU FED	9-Apr-09	Reed, Tom	30.80
US OU FED	9-Apr-09	Reed, Tom	794.87
US OU FED	9-Apr-09	Reed, Tom	390.93
US OU FED	9-Apr-09	Reed, Tom	390.93
US OU FED	9-Apr-09	Reed, Tom	179.67
US OU FED	9-Apr-09	Reed, Tom	390.93
US OU FED	9-Apr-09	Reed, Tom	730.44
US OU FED	9-Apr-09	Reed, Tom	260.62
US OU FED	9-Apr-09	Reed, Tom	854.72
US OU FED	9-Apr-09	Reed, Torn	160.02
US OU FED	9-Apr-09	Reed, Tom	37.84
US OU FED	9-Apr-09	Reed, Tom	88.80
US OU FED	9-Apr-09	Reed, Tom	14.26
US OU FED	9-Apr-09	Reed, Tom	90.78
US OU FED	9-Apr-09	Reed, Tom	70.32
US OU FED	9-Apr-09	Reed, Tom	141.54
US OU FED	9-Apr-09	Reed, Tom	22.94
US OU FED	9-Apr-09	Reed, Tom	208.84
US OU FED	9-Apr-09	Reed, Tom	33.51
		Reed, Tom Total	16,986.01
US OU FED	9-Apr-09	Richardson, Nancy	24.20
US OU FED	9-Apr-09	Richardson, Nancy	57.75

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	9-Apr-09	Richardson, Nancy	29.70
		Richardson, Nancy Total	111.65
US OU FED	9-Apr-09	Riss, Joseph	240.14
US OU FED	9-Apr-09	Riss, Joseph	60.50
US OU FED	9-Apr-09	Riss, Joseph	253.98
US OU FED	9-Apr-09	Riss, Joseph	776.83
US OU FED	9-Apr-09	Riss, Joseph	100.00
US OU FED	9-Apr-09	Riss, Joseph	33.00
		Riss, Joseph Total	1,464.45
US OU FED	9-Apr-09	Roberson, John	880.00
		Roberson, John Total	880.00
US OU FED	9-Apr-09	Sahina, Vicki	153.26
		Sahina, Vicki Total	153.26
US OU FED	9-Apr-09	Schultz, Steve	97.44
US OU FED	9-Apr-09	Schultz, Steve	105.55
US OU FED	9-Apr-09	Schultz, Steve	45.95
US OU FED	9-Apr-09	Schultz, Steve	29.13
		Schultz, Steve Total	278.07
US OU FED	9-Apr-09	Shemas, David N	12.10
US OU FED	9-Apr-09	Shemas, David N	318.90
US OU FED	9-Apr-09	Shemas, David N	7.71
US OU FED	9-Apr-09	Shemas, David N	106.26
US OU FED	9-Apr-09	Shemas, David N	73.98
US OU FED	9-Apr-09	Shemas, David N	102.78
US OU FED	9-Apr-09	Shemas, David N	5.60
		Shemas, David N Total	627.33
US OU FED	9-Apr-09	Smith, John	6.00
US OU FED	9-Apr-09	Smith, John	319.00
US OU FED	9-Apr-09	Smith, John	398.75
		Smith, John Total	723.75
US OU FED	9-Apr-09	Smith, Kevin A.	170.58
US OU FED	9-Apr-09	Smith, Kevin A.	92.06
US OU FED	9-Apr-09	Smith, Kevin A.	501.30
US OU FED	9-Apr-09	Smith, Kevin A.	289.20
US OU FED	9-Apr-09	Smith, Kevin A.	75.35
US OU FED	9-Apr-09	Smith, Kevin A.	353.65
US OU FED	9-Apr-09	Smith, Kevin A.	106.70
US OU FED	9-Apr-09	Smith, Kevin A.	107.25
US OU FED	9-Apr-09	Smith, Kevin A.	94.60
US OU FED	9-Apr-09	Smith, Kevin A.	57.13
US OU FED	9-Apr-09	Smith, Kevin A.	29.84
US OU FED	9-Apr-09	Smith, Kevin A.	14.92
US OU FED	9-Apr-09	Smith, Kevin A.	192.80
US OU FED	9-Apr-09	Smith, Kevin A.	131.95
US OU FED	9-Apr-09	Smith, Kevin A.	11.33
US OU FED	9-Apr-09	Smith, Kevin A.	49.46
		Smith, Kevin A. Total	2,278.12

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	9-Apr-09	Song, Susan E	63.28
		Song, Susan E Total	63.28
US OU FED	9-Apr-09	Staples, Dan	45.45
US OU FED	9-Apr-09	Staples, Dan	114.38
US OU FED	9-Apr-09	Staples, Dan	9.00
US OU FED	9-Apr-09	Staples, Dan	75.00
		Staples, Dan Total	243.83
US OU FED	9-Apr-09	Stephens, Mark	118,31
US OU FED	9-Apr-09	Stephens, Mark	181.80
US OU FED	9-Apr-09	Stephens, Mark	101.49
US OU FED	9-Apr-09	Stephens, Mark	76.84
US OU FED	9-Apr-09	Stephens, Mark	28.39
US OU FED	9-Apr-09	Stephens, Mark	24.36
US OU FED	9-Apr-09	Stephens, Mark	119.00
		Stephens, Mark Total	650.19
US OU FED	9-Apr-09	Stickney, Brian	17.50
US OU FED	9-Apr-09	Stickney, Brian	30.00
		Stickney, Brian Total	47.50
US OU FED	9-Apr-09	Theurich, Gerhard	171.28
US OU FED	9-Apr-09	Theurieh, Gerhard	102.51
US OU FED	9-Apr-09	Theurich, Gerhard	11.39
		Theurich, Gerhard Total	285.18
US OU FED	9-Apr-09	Trevino, Stephen	148.62
US OU FED	9-Apr-09	Trevino, Stephen	71.00
US OU FED	9-Apr-09	Trevino, Stephen	430.65
US OU FED	9-Apr-09	Trevino, Stephen	464.20
		Trevino, Stephen Total	1,114.47
US OU FED	9-Apr-09	Trudel, Jonathan D	80.00
US OU FED	9-Apr-09	Trudel, Jonathan D	38.50
US OU FED	9-Apr-09	Trudel, Jonathan D	515.85
US OU FED	9-Apr-09	Trudel. Jonathan D	440.84
US OU FED	9-Apr-09	Trudel, Jonathan D	99.80
US OU FED	9-Apr-09	Trudel, Jonathan D	308.64
		Trudel, Jonathan D Total	1,483.63
US OU FED	9-Apr-09	Urbonas, Lawrence	114.21
US OU FED	9-Apr-09	Urbonas, Lawrence	48.62
US OU FED	9-Apr-09	Urbonas, Lawrence	48.59
US OU FED	9-Apr-09	Urbonas, Lawrence	131.00
US OU FED	9-Apr-09	Urbonas, Lawrence	2,946.90
US OU FED	9-Apr-09	Urbonas, Lawrence	159.01
US OU FED	9-Apr-09	Urbonas, Lawrence	457.77
US OU FED	9-Apr-09	Urbonas, Lawrence	78.82
US OU FED	9-Apr-09	Urbonas, Lawrence	33.78
US OU FED	9-Apr-09	Urbonas, Lawrence	40.97
US OU FED	9-Apr-09	Urbonas, Lawrence	599.95
US OU FED	9-Apr-09	Urbonas, Lawrence	848.16
US OU FED	9-Apr-09	Urbonas, Lawrence	848.16

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	9-Apr-09	Urbonas, Lawrence	284.87
US OU FED	9-Apr-09	Urbonas, Lawrence	209.47
US OU FED	9-Apr-09	Urbonas, Lawrence	2.50
US OU FED	9-Apr-09	Urbonas, Lawrence	31.98
US OU FED	9-Apr-09	Urbonas, Lawrence	25.00
		Urbonas, Lawrence Total	6,909.76
US OU FED	9-Apr-09	Wheeler, Shari	9.49
US OU FED	9-Apr-09	Wheeler, Shari	75.00
		Wheeler, Shari Total	84.49
US OU FED	10-Apr-09	ADT SECURITY SERVICES	466.60
		ADT SECURITY SERVICES Total	466.60
US OU FED	10-Apr-09	C BRUCE TARTER	2,390.10
		C BRUCE TARTER Total	2,390.10
US OU FED	10-Apr-09	JAMES A MCDIVITT	2,868.14
		JAMES A MCDIVITT Total	2,868.14
US OU FED	10-Apr-09	MARYLAND, STATE OF	300.00
		MARYLAND, STATE OF Total	300.00
US OU FED	10-Apr-09	ROBERT M WHITE	2,390.10
		ROBERT M WHITE Total	2,390.10
US OU FED	17-Apr-09	Beagan, Brian	29.60
US OU FED	17-Apr-09	Beagan, Brian	78.10
US OU FED	17-Apr-09	Beagan, Brian	25.90
		Beagan, Brian Total	133.60
US OU FED	17-Apr-09	Berce, Kevin	118.25
US OU FED	17-Apr-09	Berce, Kevin	370.14
US OU FED	17-Apr-09	Berce, Kevin	25.00
US OU FED	17-Apr-09	Berce, Kevin	465.79
US OU FED	17-Apr-09	Berce, Kevin	35.16
US OU FED	17-Apr-09	Berce, Kevin	16.90
US OU FED	17-Apr-09	Berce, Kevin	263.84
US OU FED	17-Apr-09	Berce, Kevin	2.00
		Berce, Kevin Total	1,297.08
US OU FED	17-Apr-09	Blackledge, Bobby	28.05
US OU FED	17-Apr-09	Blackledge, Bobby	179.12
US OU FED	17-Apr-09	Blackledge, Bobby	141.38
US OU FED	17-Apr-09	Blackledge, Bobby	58.13
US OU FED	17-Apr-09	Blackiedge, Bobby	15.00
US OU FED	17-Apr-09	Blackledge, Bobby	28.05
US OU FED	17-Apr-09	Blackledge, Bobby	15.00
US OU FED	17-Apr-09	Blackledge, Bobby	710.40
US OU FED	17-Apr-09	Blackledge, Bobby	179.11
US OU FED	17-Apr-09	Blackledge, Bobby	212.07
US OU FED	17-Apr-09	Blackledge, Bobby	30.93
		Blackledge, Bobby Total	1,597.24
US OU FED	17-Apr-09	Breedlove Jr., Charlie	27.66
US OU FED	17-Apr-09	Breedlove Jr., Charlie	27.67
US OU FED	17-Apr-09	Breedlove Jr., Charlie	18.46

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	17-Apr-09	Breedlove Jr., Charlie	126.50
US OU FED	17-Apr-09	Breedlove Jr., Charlie	18.45
		Breedlove Jr., Charlie Total	218.74
US OU FED	17-Apr-09	Bresina, Richard	331.10
		Bresina, Richard Total	331.10
US OU FED	17-Apr-09	C BRUCE TARTER	109.90
		C BRUCE TARTER Total	109.90
US OU FED	17-Apr-09	Cabatu, Christian	6.00
US OU FED	17-Apr-09	Cabatu, Christian	239.80
US OU FED	17-Apr-09	Cabatu, Christian Total	245.80
US OU FED	17-Apr-09	Castaneda, Tony	15.91
US OU FED	17-Apr-09	Castaneda, Tony	22.04
US OU FED	17-Apr-09	Castaneda, Tony	594.00
US OU FED	17-Apr-09	Castaneda, Tony	10.03
		Castaneda, Tony Total	641.98
US OU FED	17-Apr-09	Chumrau, Amy	147.40
US OU FED	17-Apr-09	Chumrau, Amy	65.40
US OU FED	17-Apr-09	Chumrau, Amy	39.15
US OU FED	17-Apr-09	Chumrau, Amy	36.99
US OU FED	17-Apr-09	Chumrau, Amy	57.77
US OU FED	17-Apr-09	Chumrau, Amy	2.07
		Chumrau, Amy Total	348.78
US OU FED	17-Apr-09	Clem, Greg	22.85
US OU FED	17-Apr-09	Clem, Greg	138.60
US OU FED	17-Apr-09	Clem, Greg	21.57
US OU FED	17-Apr-09	Clem, Greg	100.00
US OU FED	17-Apr-09	Clem, Greg	30.40
US OU FED	17-Apr-09	Clem, Greg	9.35
US OU FED	17-Apr-09	Clem, Greg	705.10
US OU FED	17-Apr-09	Clem, Greg	227.70
US OU FED	17-Apr-09	Clem, Greg	705.10
US OU FED	17-Apr-09	Clem, Greg	104.50
US OU FED	17-Apr-09	Clem, Greg	31.90
US OU FED	17-Apr-09	Clem, Greg	8.83
US OU FED	17-Apr-09	Clem, Greg	124.03
US OU FED	17-Apr-09	Clem, Greg	125.00
US OU FED	17-Apr-09	Clem, Greg	100.00
US OU FED	17-Apr-09	Clem, Greg	47.41
US OU FED	17-Apr-09	Clem, Greg	29.80
US OU FED	17-Apr-09	Clem, Greg	10.79
US OU FED	17-Apr-09	Clem, Greg	66.03
		Clem, Greg Total	2,608.96
US OU FED	17-Apr-09	Collins, Mark	39.95
US OU FED	17-Apr-09	Collins, Mark	35.00
US OU FED	17-Apr-09	Collins, Mark	348.70
US OU FED	17-Apr-09	Collins, Mark	30.77
US OU FED	17-Apr-09	Collins, Mark	40.14

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	17-Apr-09	Collins, Mark	1.00
		Collins, Mark Total	495.56
US OU FED	17-Apr-09	Cook, Paul	37.60
US OU FED	17-Apr-09	Cook, Paul	148.13
US OU FED	17-Apr-09	Cook, Paul	159.50
US OU FED	17-Apr-09	Cook, Paul	132.00
US OU FED	17-Apr-09	Cook, Paul	193.09
US OU FED	17-Apr-09	Cook, Paul	177.85
US OU FED	17-Apr-09	Cook, Paul	111.62
		Cook, Paul Total	959.79
US OU FED	17-Apr-09	Decker, Susan	119.37
US OU FED	17-Apr-09	Decker, Susan	163.49
US OU FED	17-Apr-09	Decker, Susan	32.95
US OU FED	17-Apr-09	Decker, Susan	19.80
US OU FED	17-Apr-09	Decker, Susan	11.94
		Decker, Susan Total	347.55
US OU FED	17-Apr-09	Dodd, Gena	149.60
US OU FED	17-Apr-09	Dodd, Gena	3.77
		Dodd, Gena Total	153.37
US OU FED	17-Apr-09	Dorkins, Glenn	47.78
US OU FED	17-Apr-09	Dorkins, Glenn	28.39
US OU FED	17-Apr-09	Dorkins, Glenn	5.12
US OU FED	17-Apr-09	Dorkins, Glenn	218.90
US OU FED	17-Apr-09	Dorkins, Glenn	965.25
US OU FED	17-Apr-09	Dorkins, Glenn	39.31
US OU FED	17-Apr-09	Dorkins, Glenn	232.72
US OU FED	17-Apr-09	Dorkins, Glenn	27.28
		Dorkins, Glenn Total	1,564.75
US OU FED	17-Apr-09	Doyle, John	211,20
US OU FED	17-Apr-09	Doyle, John	1,012.00
US OU FED	17-Apr-09	Doyle, John	43.24
US OU FED	17-Apr-09	Doyle, John	58.57
US OU FED	17-Apr-09	Doyle, John	45.95
		Doyle, John Total	1,370.96
US OU FED	17-Apr-09	Elsasser, Bob	2.10
US OU FED	17-Apr-09	Elsasser, Bob	227.70
US OU FED	17-Apr-09	Elsasser, Bob	141.38
US OU FED	17-Apr-09	Elsasser, Bob	91.60
US OU FED	17-Apr-09	Elsasser, Bob	2.10
US OU FED	17-Apr-09	Elsasser, Bob	202.40
US OU FED	17-Apr-09	Elsasser, Bob	212.07
US OU FED	17-Apr-09	Elsasser, Bob	109.85
		Elsasser, Bob Total	989.20
US OU FED	17-Apr-09	Fernandez, Mark	104.50
US OU FED	17-Apr-09	Fernandez, Mark	42.40
US OU FED	17-Apr-09	Fernandez, Mark	107.91
US OU FED	17-Apr-09	Fernandez, Mark	15.00

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	17-Apr-09	Fernandez, Mark	32.00
US OU FED	17-Apr-09	Fernandez, Mark	18.97
US OU FED	17-Apr-09	Fernandez, Mark	216.73
US OU FED	17-Apr-09	Fernandez, Mark	94.88
		Fernandez, Mark Total	632.39
US OU FED	17-Apr-09	Fung, Jennifer	66.00
		Fung, Jennifer Total	66.00
US OU FED	17-Apr-09	Garcia, Richard Ceasar	359,34
US OU FED	17-Apr-09	Garcia, Richard Ceasar	261.80
US OU FED	17-Apr-09	Garcia, Richard Ceasar	179.67
US OU FED	17-Apr-09	Garcia, Richard Ceasar	6.24
		Garcia, Richard Ceasar Total	807.05
US OU FED	17-Apr-09	Hall, Charles	273.90
US OU FED	17-Apr-09	Hall, Charles	18.85
		Hall, Charles Total	292.75
US OU FED	17-Apr-09	Hunter, Karen	15.60
US OU FED	17-Apr-09	Hunter, Karen	60.46
US OU FED	17-Apr-09	Hunter, Karen	28.35
US OU FED	17-Apr-09	Hunter, Karen	223.85
US OU FED	17-Apr-09	Hunter, Karen	36.94
US OU FED	17-Apr-09	Hunter, Karen	44.54
US OU FED	17-Apr-09	Hunter, Karen	1.00
		Hunter, Karen Total	410.74
US OU FED	17-Apr-09	Iglesias, Carlos	20.00
US OU FED	17-Apr-09	Iglesias, Carlos	69.05
US OU FED	17-Apr-09	Iglesias, Carlos	6.32
US OU FED	17-Apr-09	Iglesias, Carlos	649.55
US OU FED	17-Apr-09	Iglesias, Carlos	88.41
US OU FED	17-Apr-09	Iglesias, Carlos	342.40
US OU FED	17-Apr-09	Iglesias, Carlos	69.06
US OU FED	17-Apr-09	Iglesias, Carlos	106.54
US OU FED	17-Apr-09	Iglesias, Carlos	5.19
		Iglesias, Carlos Total	1,356.52
US OU FED	17-Apr-09	INTELLIGENT ENTERPRISE SOLUTIONS LLC	51,702.25
		INTELLIGENT ENTERPRISE SOLUTIONS LLC Total	51,702.25
US OU FED	17-Apr-09	JAMES A MCDIVITT	131.86
		JAMES A MCDIVITT Total	131.86
US OU FED	17-Apr-09	Johnson, Chuck	23.51
US OU FED	17-Apr-09	Johnson, Chuck	176.00
US OU FED	17-Apr-09	Johnson, Chuck	8.18
US OU FED	17-Apr-09	Johnson, Chuck	37.95
US OU FED	17-Apr-09	Johnson, Chuck	202.30
US OU FED	17-Apr-09	Johnson, Chuck	20.00
US OU FED	17-Apr-09	Johnson, Chuck	99.60
US OU FED	17-Apr-09	Johnson, Chuck	177.42
		Johnson, Chuck Total	744.96
US OU FED	17-Apr-09	Jones, Bradley	380.20

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	17-Apr-09	Jones, Bradley	71.50
US OU FED	17-Apr-09	Jones, Bradley	245.00
US OU FED	17-Apr-09	Jones, Bradley	72.54
US OU FED	17-Apr-09	Jones, Bradley	163.62
US OU FED	17-Apr-09	Jones, Bradley	34.00
US OU FED	17-Apr-09	Jones, Bradley	157.37
US OU FED	17-Apr-09	Jones, Bradley	175.60
US OU FED	17-Apr-09	Jones, Bradley	71.50
US OU FED	17-Apr-09	Jones, Bradley	633.84
US OU FED	17-Apr-09	Jones, Bradley	42.16
US OU FED	17-Apr-09	Jones, Bradley	99.00
US OU FED	17-Apr-09	Jones, Bradley	521.67
		Jones, Bradley Total	2,668.00
US OU FED	17-Apr-09	Kirkpatrick, Barry	38.50
US OU FED	17-Apr-09	Kirkpatrick, Barry	15.00
US OU FED	17-Apr-09	Kirkpatrick, Barry	141.38
US OU FED	17-Apr-09	Kirkpatrick, Barry	213.92
US OU FED	17-Apr-09	Kirkpatrick, Barry	38.50
US OU FED	17-Apr-09	Kirkpatrick, Barry	372.40
US OU FED	17-Apr-09	Kirkpatrick, Barry	212.07
US OU FED	17-Apr-09	Kirkpatrick, Barry	77.61
		Kirkpatrick, Barry Total	1,109.38
US OU FED	17-Apr-09	Kleinmeyer, James D	29.00
US OU FED	17-Apr-09	Kleinmeyer, James D	198.00
US OU FED	17-Apr-09	Kleinmeyer, James D	198.31
		Kleinmeyer, James D Total	425.31
US OU FED	17-Apr-09	Leidel, John D	541.20
		Leidel, John D Total	541.20
US OU FED	17-Apr-09	Letsche, Todd	1,340,74
		Letsche, Todd Total	1,340,74
US OU FED	17-Apr-09	Little, Victoria	1.87
US OU FED	17-Apr-09	Little, Victoria	9.30
US OU FED	17-Apr-09	Little, Victoria	26.66
US OU FED	17-Apr-09	Little, Victoria	11.55
US OU FED	17-Apr-09	Little, Victoria	74.70
US OU FED	17-Apr-09	Little, Victoria	4.48
US OU FED	17-Apr-09	Little, Victoria	27.07
US OU FED	17-Apr-09	Little, Victoria	205.43
US OU FED	17-Apr-09	Little, Victoria	7.65
US OU FED	17-Apr-09	Little, Victoria	21.34
US OU FED	17-Apr-09	Little, Victoria	11.55
US OU FED	17-Apr-09	Little, Victoria	58.45
US OU FED	17-Apr-09	Little, Victoria	134.40
US OU FED	17-Apr-09	Little, Victoria	32.88
US OU FED	17-Apr-09	Little, Victoria	160.33
US OU FED	17-Apr-09	Little, Victoria	244.70
		Little, Victoria Total	1,032.36

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	17-Apr-09	Longbottom, John	6.68
US OU FED	17-Apr-09	Longbottom, John	31.21
US OU FED	17-Apr-09	Longbottom, John	1,94
US OU FED	17-Apr-09	Longbottom, John	68.98
US OU FED	17-Apr-09	Longbottom, John	62,30
US OU FED	17-Apr-09	Longbottom, John	242.00
US OU FED	17-Apr-09	Longbottom, John	242.00
US OU FED	17-Apr-09	Longbottom, John	161.24
US OU FED	17-Apr-09	Longbottom, John	130.03
US OU FED	17-Apr-09	Longbottom, John	60.07
US OU FED	17-Apr-09	Longbottom, John	58.13
		Longbottom, John Total	1,064.58
US OU FED	17-Apr-09	Mantel, Aaron	17.00
US OU FED	17-Apr-09	Mantel, Aaron	13.95
US OU FED	17-Apr-09	Mantel, Aaron	49.50
US OU FED	17-Apr-09	Mantel, Aaron	8.80
US OU FED	17-Apr-09	Mantel, Aaron	79.37
US OU FED	17-Apr-09	Mantel, Aaron	542.32
US OU FED	17-Apr-09	Mantel, Aaron	281.08
US OU FED	17-Apr-09	Mantel, Aaron	479.84
		Mantel, Aaron Total	1,471,86
US OU FED	17-Apr-09	Matthews, Yvette	23.90
US OU FED	17-Apr-09	Matthews, Yvette	28.29
		Matthews, Yvette Total	52.19
US OU FED	17-Apr-09	McQueeney, Patrick	272.00
		McQueeney, Patrick Total	272.00
US OU FED	17-Apr-09	Miranda, Javier	34.86
US OU FED	17-Apr-09	Miranda, Javier	34.87
US OU FED	17-Apr-09	Miranda, Javier	1,304.05
		Miranda, Javier Total	1,373.78
US OU FED	17-Apr-09	Miyagishima, Daryl	231.00
US OU FED	17-Apr-09	Miyagishima, Daryl	627.00
US OU FED	17-Apr-09	Miyagishima, Daryl	72.50
US OU FED	17-Apr-09	Miyagishima, Daryl	113.99
US OU FED	17-Apr-09	Miyagishima, Daryl	5.00
US OU FED	17-Apr-09	Miyagishima, Daryl	10.26
US OU FED	17-Apr-09	Miyagishima, Daryl	103.01
US OU FED	17-Apr-09	Miyagishima, Daryl	35.00
US OU FED	17-Apr-09	Miyagishima, Daryl	26.44
US OU FED	17-Apr-09	Miyagishima, Daryl	99.56
		Miyagishima, Daryl Total	1,323.76
US OU FED	17-Apr-09	Moline, Mike	2.50
US OU FED	17-Apr-09	Moline, Mike	440.00
US OU FED	17-Apr-09	Moline, Mike	98.99
US OU FED	17-Apr-09	Moline, Mike	36.12
		Moline, Mike Total	577.61
US OU FED	17-Apr-09	MONTGOMERY COUNTY MARYLAND	10.00

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
		MONTGOMERY COUNTY MARYLAND Total	10.00
US OU FED	17-Apr-09	Neafie, Terry	13.53
US OU FED	17-Apr-09	Neafie, Terry	5.75
US OU FED	17-Apr-09	Neafie, Terry	133.65
US OU FED	17-Apr-09	Neafie, Terry	135.72
US OU FED	17-Apr-09	Neafie, Terry	96.68
US OU FED	17-Apr-09	Neafie, Terry	58.37
US OU FED	17-Apr-09	Neafie, Terry	10.00
US OU FED	17-Apr-09	Neafie, Terry	374.55
US OU FED	17-Apr-09	Neafie, Terry	75.11
US OU FED	17-Apr-09	Neafie, Terry	6.94
		Neafie, Terry Total	910.30
US OU FED	17-Apr-09	Nelson, Dennis	13.20
US OU FED	17-Apr-09	Nelson, Dennis	35.49
US OU FED	17-Apr-09	Nelson, Dennis	356.78
US OU FED	17-Apr-09	Nelson, Dennis	44.30
US OU FED	17-Apr-09	Nelson, Dennis	97.27
US OU FED	17-Apr-09	Nelson, Dennis	110.82
US OU FED	17-Apr-09	Nelson, Dennis	58.28
US OU FED	17-Apr-09	Nelson, Dennis	21.00
US OU FED	17-Apr-09	Nelson, Dennis	13.20
US OU FED	17-Apr-09	Nelson, Dennis	33.28
US OU FED	17-Apr-09	Nelson, Dennis	695.76
US OU FED	17-Apr-09	Nelson, Dennis	41.54
US OU FED	17-Apr-09	Nelson, Dennis	92.01
US OU FED	17-Apr-09	Nelson, Dennis	221.64
US OU FED	17-Apr-09	Nelson, Dennis	2.00
		Nelson, Dennis Total	1,836,57
US OU FED	17-Apr-09	Norris, David	52.01
US OU FED	17-Apr-09	Norris, David	52.01
US OU FED	17-Apr-09	Norris, David	22.40
US OU FED	17-Apr-09	Norris, David	54.60
US OU FED	17-Apr-09	Norris, David	473.00
US OU FED	17-Apr-09	Norris, David	1,105.50
US OU FED	17-Apr-09	Norris, David	79.93
US OU FED	17-Apr-09	Norris, David	79.93
US OU FED	17-Apr-09	Norris, David	71.48
US OU FED	17-Apr-09	Norris, David	71.48
		Norris, David Total	2,062.34
US OU FED	17-Apr-09	Pendleton, William	73.10
US OU FED	17-Apr-09	Pendleton, William	1,014.20
		Pendleton, William Total	1,087,30
US OU FED	17-Apr-09	Pette, Bob	2,017.10
US OU FED	17-Apr-09	Pette, Bob	75.00
US OU FED	17-Apr-09	Pette, Bob	174.90
US OU FED	17-Apr-09	Pelle, Bob	149.33
US OU FED	17-Apr-09	Pette, Bob	118.90

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	17-Apr-09	Pette, Bob	580.00
US OU FED	17-Apr-09	Pette, Bob	7.50
US OU FED	17-Apr-09	Pette, Bob	524.70
US OU FED	17-Apr-09	Pette, Bob	204.38
US OU FED	17-Apr-09	Pette, Bob	26.50
US OU FED	17-Apr-09	Pette, Bob	178.38
US OU FED	17-Apr-09	Pette, Bob	44.00
		Pate, Bob Total	4,100.69
US OU FED	17-Apr-09	Reid, Rick	37.40
US OU FED	17-Apr-09	Reid, Rick	30.00
US OU FED	17-Apr-09	Reid, Rick	211.25
US OU FED	17-Apr-09	Reid, Rick	15.71
US OU FED	17-Apr-09	Reid, Rick	2.92
US OU FED	17-Apr-09	Reid, Rick	563.20
US OU FED	17-Apr-09	Reid, Rick	91.22
US OU FED	17-Apr-09	Reid, Rick	57.20
US OU FED	17-Apr-09	Reid, Rick	30.00
US OU FED	17-Apr-09	Reid, Rick	153.39
US OU FED	17-Apr-09	Reid, Rick	65.48
US OU FED	17-Apr-09	Reid, Rick	6.80
US OU FED	17-Apr-09	Reid, Rick	445.20
US OU FED	17-Apr-09	Reid, Rick	52.05
US OU FED	17-Apr-09	Reid, Rick	84.66
		Reid, Rick Total	1,846.48
US OU FED	17-Apr-09	Riojas, Mike	6.00
US OU FED	17-Apr-09	Riojas, Mike	972.40
US OU FED	17-Apr-09	Riojas, Mike	72.00
		Riojas, Mike Total	1,050.40
US OU FED	17-Apr-09	Rivera, Mike	30.00
US OU FED	17-Apr-09	Rivera, Mike	673.20
US OU FED	17-Apr-09	Rivera, Mike	48.01
US OU FED	17-Apr-09	Rivera, Mike	116.06
US OU FED	17-Apr-09	Rivera, Mike	29.68
US OU FED	17-Apr-09	Rivera, Mike	1.00
US OU FED	17-Apr-09	Rivera, Mike	34.63
		Rivera, Mike Total	932.58

US OU FED	17-Apr-09	ROBERT M WHITE	109.90
		ROBERT M WHITE Total	109.90
US OU FED	17-Apr-09	Salls, Christina	25.00
US OU FED	17-Apr-09	Salls, Christina	25.00
US OU FED	17-Apr-09	Salls, Christina	382.80
US OU FED	17-Apr-09	Salls, Christina	49.50
US OU FED	17-Apr-09	Salls, Christina	125.00
US OU FED	17-Apr-09	Salls, Christina	125.00
		Salls, Christina Total	732.30
US OU FED	17-Apr-09	Segura, Jose	599.50

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	17-Apr-09	Segura, Jose	557.70
US OU FED	17-Apr-09	Segura, Jose	62.45
		Segura, Jose Total	1,219.65
US OU FED	17-Apr-09	Sharp, Eric	127.60
US OU FED	17-Apr-09	Sharp, Eric	194.70
US OU FED	17-Apr-09	Sharp, Eric	155.10
US OU FED	17-Apr-09	Sharp, Eric	189.20
US OU FED	17-Apr-09	Sharp, Eric	155.10
US OU FED	17-Apr-09	Sharp, Eric	27.50
US OU FED	17-Apr-09	Sharp, Eric	63.88
US OU FED	17-Apr-09	Sharp, Eric	211.55
		Sharp, Eric Total	1,124.63
US OU FED	17-Apr-09	Shemas, David N	151.80
US OU FED	17-Apr-09	Shemas, David N	10.03
US OU FED	17-Apr-09	Shemas, David N	46.95
US OU FED	17-Apr-09	Shemas, David N	5.60
		Shemas, David N Total	214.38
US OU FED	17-Apr-09	Short, Ron	115.82
US OU FED	17-Apr-09	Short, Ron	105.55
US OU FED	17-Apr-09	Short, Ron	19.81
US OU FED	17-Apr-09	Short, Ron	399.30
US OU FED	17-Apr-09	Short, Ron	563.13
US OU FED	17-Apr-09	Short, Ron	559.70
US OU FED	17-Apr-09	Short, Ron	68.89
US OU FED	17-Apr-09	Short, Ron	101.82
US OU FED	17-Apr-09	Short, Ron	124.59
US OU FED	17-Apr-09	Short, Ron	211.40
US OU FED	17-Apr-09	Short, Ron	52.43
US OU FED	17-Apr-09	Short, Ron	18.85
US OU FED	17-Apr-09	Short, Ron	86.21
US OU FED	17-Apr-09	Short, Ron	137.43
US OU FED	17-Apr-09	Short, Ron	48.00
US OU FED	17-Apr-09	Short, Ron	48.00
		Short, Ron Total	2,660.93
US OU FED	17-Apr-09	Shutler, Jack	44.95
US OU FED	17-Apr-09	Shutler, Jack	390.50
US OU FED	17-Apr-09	Shutler, Jack	91.12
US OU FED	17-Apr-09	Shutler, Jack	50.12
		Shutler, Jack Total	576.69
US OU FED	17-Apr-09	Smith, Brian	30.48
US OU FED	17-Apr-09	Smith, Brian	18.78
US OU FED	17-Apr-09	Smith, Brian	14.51
US OU FED	17-Apr-09	Smith, Brian	1,064.25
US OU FED	17-Apr-09	Smith, Brian	13.57
US OU FED	17-Apr-09	Smith, Brian	56.63
US OU FED	17-Apr-09	Smith, Brian	28.34
		Smith, Brian Total	1,226.56

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	17-Apr-09	Song, Susan E	24.86
US OU FED	17-Apr-09	Song, Susan E	230.12
		Song, Susan E Total	254.98
US OU FED	17-Apr-09	Spitler, Tracey	60.10
US OU FED	17-Apr-09	Spitler, Tracey	60.61
US OU FED	17-Apr-09	Spitler, Tracey	24.59
US OU FED	17-Apr-09	Spitler, Tracey	24.80
		Spitler, Tracey Total	170.10
US OU FED	17-Apr-09	SUN MICROSYSTEMS INCORPORATED	51.24
US OU FED	17-Apr-09	SUN MICROSYSTEMS INCORPORATED	8.76
		SUN MICROSYSTEMS INCORPORATED Total	60.00
US OU FED	I7-Apr-09	SUPERMICRO COMPUTER INCORPORATED	118,560.00
		SUPERMICRO COMPUTER INCORPORATED Total	118,560.00
US OU FED	17-Apr-09	Tapie, Jack	21.28
US OU FED	17-Apr-09	Tapie, Jack	25.28
US OU FED	17-Apr-09	Tapie, Jack	35.48
US OU FED	17-Apr-09	Tapie, Jack	8.71
US OU FED	17-Apr-09	Tapie, Jack	1,842.50
US OU FED	17-Apr-09	Tapie, Jack	10.34
US OU FED	17-Apr-09	Tapie, Jack	33.26
US OU FED	17-Apr-09	Tapie, Jack	26.97
		Tapie, Jack Total	2,003.82
US OU FED	17-Apr-09	Wagganer, Mark	5.50
US OU FED	17-Apr-09	Wagganer, Mark	396.20
US OU FED	17-Apr-09	Wagganer, Mark	22.61
US OU FED	17-Apr-09	Wagganer, Mark	12.87
US OU FED	17-Apr-09	Wagganer, Mark	45.95
US OU FED	17-Apr-09	Wagganer, Mark	109.00
US OU FED	17-Apr-09	Wagganer, Mark	374.00
US OU FED	17-Apr-09	Wagganer, Mark	209.00
US OU FED	17-Apr-09	Wagganer, Mark	33.00
US OU FED	17-Apr-09	Wagganer, Mark	277.70
US OU FED	17-Apr-09	Wagganer, Mark	32.50
US OU FED	17-Apr-09	Wagganer, Mark	429.64
US OU FED	17-Apr-09	Wagganer, Mark	3.75
US OU FED	17-Apr-09	Wagganer, Mark	159.81
US OU FED	17-Apr-09	Wagganer, Mark	280.61
US OU FED	17-Apr-09	Wagganer, Mark	61.17
US OU FED	17-Apr-09	Wagganer, Mark	8.64
US OU FED	17-Apr-09	Wagganer, Mark	836.02
US OU FED	17-Apr-09	Wagganer, Mark	7.08
US OU FED	17-Apr-09	Wagganer, Mark	303.74
US OU FED	17-Apr-09	Wagganer, Mark	328.00
US OU FED	17-Apr-09	Wagganer, Mark	175.00
		Wagganer, Mark Total	4,111.79
US OU FED	17-Apr-09	Walenda, Don	39.99
US OU FED	17-Apr-09	Walenda, Don	49.61

SILICON GRAPHICS FEDERAL, INC. CASE NO. 09-11702 LISTING OF DISBURSEMENTS BY DEBTOR (Unaudited) (In dollars) For the period from April 1, 2009 to April 24, 2009

Operating Unit	Payment Date	Supplier Name	Functional Line Amount
US OU FED	17-Apr-09	Walenda, Don	7.70
US OU FED	17-Apr-09	Walenda, Don	467.50
US OU FED	17-Apr-09	Walenda, Don	58.03
US OU FED	17-Apr-09	Walenda, Don	51.75
US OU FED	17-Apr-09	Walenda, Don	37.36
		Walenda, Don Total	711.94
US OU FED	21-Apr-09	HAWAII STATE TAX COLLECTOR	17,786.80
		HAWAII STATE TAX COLLECTOR Total	17,786.80
US OU FED	21-Apr-09	MARYLAND, COMPTROLLER OF	594.79
US OU FED	21-Apr-09	MARYLAND, COMPTROLLER OF	(7.14)
		MARYLAND, COMPTROLLER OF Total	587.65
US OU FED	21-Apr-09	MISSISSIPPI STATE TAX COMMISSION	209.00
US OU FED	21-Apr-09	MISSISSIPPI STATE TAX COMMISSION	(4.00)
		MISSISSIPPI STATE TAX COMMISSION Total	205.00
US OU FED	21-Apr-09	PENNSYLVANIA DEPARTMENT OF REVENUE	259.20
US OU FED	21-Apr-09	PENNSYLVANIA DEPARTMENT OF REVENUE	(2.59)
		PENNSYLVANIA DEPARTMENT OF REVENUE Total	256.61
US OU FED	21-Apr-09	STATE BOARD OF EQUALIZATION	30,077.85
		STATE BOARD OF EQUALIZATION Total	30,077.85
US OU FED	21-Apr-09	STATE CORPORATION COMMISSION	10.00
		STATE CORPORATION COMMISSION Total	10.00
US OU FED	21-Apr-09	STATE, SECRETARY OF	30.00
US OU FED	21-Apr-09	STATE, SECRETARY OF	15.00
US OU FED	21-Apr-09	STATE, SECRETARY OF	100.00
		STATE, SECRETARY OF Total	145.00
US OU FED	23-Apr-09	CYVIZ LLC	78,910.00
		CYVIZ LLC Total	78,910.00
US OU FED	23-Apr-09	NORTH CAROLINA DEPARTMENT OF REVENUE	193.89
		NORTH CAROLINA DEPARTMENT OF REVENUE Total	193.89
US OU FED	23-Apr-09	SUPERMICRO COMPUTER INCORPORATED	237,120.00
		SUPERMICRO COMPUTER INCORPORATED Total	237,120.00
		Grand Total	679,315.57

(1)
Kent Randolph and Jim Brinker are insiders as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code. In addition to the expense reimbursements listed here, Kent Randolph and Jim Brinker were paid a salary of $7,429 and $13,893, respectively, for the period of April 1, 2009 to April 24. 2009.